UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2015

Dendreon Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35546	22-3203193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4900, Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced, on November 10, 2014, Dendreon Corporation (the “Company”) and its wholly owned subsidiaries, Dendreon Holdings, LLC, Dendreon Distribution, LLC and Dendreon Manufacturing, LLC (collectively, together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On June 2, 2015, as previously disclosed, the Bankruptcy Court confirmed the Second Amended Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code Proposed by the Debtors (the “Plan”). The Plan became effective on June 10, 2015 (the “Effective Date”).

Subject to the terms and conditions of the Plan, the Company’s 2.875% Convertible Senior Notes due 2016 (the “2016 Notes”) have been cancelled as of the Effective Date. As more fully described in the Plan, the consideration distributable to Holders under the Plan who present their current 2016 Notes as part of the mandatory exchange consists of common stock of Valeant Pharmaceuticals International, Inc. and cash. The rate of the common stock distribution per $1,000 of outstanding principal amount due in respect of the 2016 Notes is 0.34453226 and the rate of cash distribution per $1,000 of outstanding principal amount due in respect of the 2016 Notes is 660.85645627. Holders of the cancelled 2016 Notes may receive additional cash distributions in the future in accordance with the Plan.

As more fully described in the Plan, the Company’s common stock has been eliminated, cancelled and extinguished as of the Effective Date. Under the Plan, in the event that holders of claims on account of the 2016 Notes and holders of general unsecured claims receive a 100% recovery (including all accrued but unpaid postpetition interest) pursuant to the Plan, and all wind-down costs of the Chapter 11 Cases are satisfied, then the Company’s equity securityholders shall be entitled to any residual recovery pursuant to certain procedures set forth in the Plan, and holders of allowed subordinated claims shall be entitled to a distribution pari passu with any such distribution to the Company’s equity securityholders. The Debtors do not anticipate that there will be any residual recovery for the Company’s equity securityholders.

Terms used but not otherwise defined in this Current Report on Form 8-K (this “Current Report”) have the meanings ascribed to such terms in the Plan.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Plan, effective as of the Effective Date, Susan B. Bayh, David C. Stump and Douglas G. Watson no longer serve as members of the board of directors of the Company, and Gregory R. Cox and Robert L. Crotty no longer serve as officers of the Company.

Pursuant to the Plan, as of the Effective Date, Craig Jalbert shall be sole director of the Company and shall serve as the Company’s sole officer in his capacity as President, Treasurer and Secretary of the Company. Mr. Jalbert is a Principal of Verdolino & Lowey, P.C., the Plan Administrator under the Plan.

Cautionary Statements Regarding the Chapter 11 Cases

As described above, the Plan provides that, unless certain conditions as set forth in the Plan are satisfied, the holders of the Company’s capital stock will receive no distribution on account of their interests.

Cautionary Statement Regarding Forward-Looking Statements

Certain information in this Current Report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that are not statements of historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Words such as

“anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are often used to identify forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the ability of the Company to wind down its affairs under the Plan in an orderly manner in accordance with budgeted amounts and reserves and the timing or amount of any distributions to the Company’s stakeholders following the Effective Date. For a discussion of some of the additional risks and important factors that the Company believes could cause actual results or events to differ from the forward-looking statements that it makes, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results or events to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/dendreon or 844-794-3479. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

Date: June 10, 2015	By:	/s/ Craig Jalbert
		Name:	Craig Jalbert
		Title:	President, Treasurer and Secretary